Green Bonds, Convertible and Non-convertible Promissory Notes	12 Months Ended
Dec. 31, 2023
Debt Disclosure [Abstract]
Green Bonds, Convertible and Non-convertible Promissory Notes
15.	Green Bonds, Convertible and Non-convertible Promissory Notes

The following table reflects the total debt balances of the Company as December 31, 2023 and 2022 (in thousands):

	Year Ended December 31,
	2023	2022
	(in thousands)
Senior Secured Green Bonds	$166,122	$149,481
Senior Secured debt and promissory notes secured	32,312	13,486
Total debt	198,434	162,967
Less current maturities	(198,434)	-
Long term debt, net of current maturities	$-	$162,967

Current Maturities	$198,434	$-
Less current debt discount	(892)	-
Current Maturities net of debt discount	$197,542	$-

Long-term maturities	$-	$162,967
Less long-term debt discount	-	(4,272)
Long-term maturities net of debt discount	$-	$158,695

During the period ended December 31, 2022, the Company incurred approximately $200 thousand of debt issuance cost related to the green bonds discussed below. The Company incurred debt issuance costs of $4.1 million during the year ended December 31, 2023. Debt issuance costs are recorded as a debt discount and are amortized to interest expense over the life of the debt, upon the close of the related debt transaction, in the Consolidated Balance Sheet. Interest expense stemming from amortization of debt discounts for continuing operations for the twelve-months ended December 31, 2023 and 2022 was $4.9 million and $3.9 million, respectively.

There was no interest expense stemming from amortization of debt discounts for discontinued operations for the twelve-months ended December 31, 2023 and 2022.

All outstanding debt for the company is considered short-term based on their respective maturity dates and are to be repaid within the year 2024.

Senior secured debt:

In May 2022, AEG MH02 entered into a loan agreement with a group of private lenders of approximately $10.8 million with an initial stated interest rate of 8% and a maturity date of May 31, 2023. In February 2023, the loan agreement was amended stating a new interest rate of 16% retroactive to the date of the first draw in June 2022. In May 2023, the loan was extended and the interest rate was revised to 18% from June 1, 2023. In July 2023, the loan agreement was further extended to October 31, 2023. In November 2023, the loan agreement was further extended to May 31, 2024. Due to these addendums, $2.4 million of interest was recognized in the period ended December 31, 2023. The Company had principal outstanding of $11.0 million and $10.7 million as of December 31, 2023 and 2022, respectively.

In June 2022, Alt US 02, a subsidiary of Alternus Energy Americas, and indirect wholly owned subsidiary of the Company, entered into an agreement as part of the transaction with Lightwave Renewables, LLC to acquire rights to develop a solar park in Tennessee. The Company entered into a construction promissory note of $5.9 million with a variable interest rate of prime plus 2.5% and an original maturity date of June 29, 2023. On January 26, 2024 the loan was extended to June 29, 2024 due to logistical issues that caused construction delays. The Company had principal outstanding of $4.3 million and $2.8 million as of December 31, 2023 and 2022, respectively.

On February 28, 2023, Alt US 03, a subsidiary of Alternus Energy Americas, and indirect wholly owned subsidiary of the Company, entered into an agreement as part of the transaction to acquire rights to develop a solar park in Tennessee. Alt US 03 entered into a construction promissory note of $920 thousand with a variable interest rate of prime plus 2.5% and due May 31, 2024. This note had a principal outstanding balance of $717 thousand as of December 31, 2023.

In July 2023, one of the Company’s US subsidiaries acquired a 32 MWp solar PV project in Tennessee for $2.4 million financed through a bank loan having a six-month term, 24% APY, and an extended maturity date of February 29, 2024. In March 2024, the loan was further extended to May 31, 2024 with the rate reduced to 1.5%. The project is expected to start operating in Q1 2025. 100% of offtake is already secured by 30-year power purchase agreements with two regional utilities. The Company had a principal outstanding balance of $7.0 million as of December 31, 2023.

In July 2023, Alt Spain Holdco, one of the Company’s Spanish subsidiaries acquired the project rights to construct a 32 MWp portfolio of Solar PV projects in Valencia, Spain, with an initial payment of $1.9 million, financed through a bank loan having a six-month term and accruing ’Six Month Euribor’ plus 2% margin, currently 5.9% interest. On January 24, 2024, the maturity date was extended to July 28, 2024. The portfolio consists of six projects totaling 24.4 MWp. This note had a principal outstanding balance of $3.3 million as of December 31, 2023.

In October 2023, Alternus Energy Americas, one of the Company’s US subsidiaries secured a working capital loan in the amount of $3.2 million with a 0% interest until a specified date and a maturity date of March 31, 2024. The Company had a principal outstanding balance of $3.2 million as of December 31, 2023.

In December 2023, Alt US 07, one of the Company’s US subsidiaries acquired the project rights to a 14 MWp solar PV project in Alabama for $1.1 million financed through a bank loan having a six-month term, 24% APY, and a maturity date of May 28, 2024. The project is expected to start operating in Q2 2025. 100% of offtake is already secured by 30-year power purchase agreements with two regional utilities. This note had a principal outstanding balance of $1.1 million as of December 31, 2023.

In December 2023, the Company assumed an existing loan to the Sponsors of Clean Earth with a balance of $1.6 million with a 0% interest rate until perpetuity as part of the Business Combination with Clean Earth. The Company had a principal outstanding balance of $1.6 million as of December 31, 2023.

Convertible Promissory Notes:

There was convertible debt outstanding for the year ended December 31, 2022.

For the year ended December 31, 2023, 225,000 shares of Common Stock were issued at Closing to the Sponsor of Clean Earth to settle CLIN promissory notes of $1.6 million. The shares were issued at the closing price of $5 per share for $1.1 million. The difference of $0.5 million was recognized as an addition to Additional Paid in Capital. Management determined the extinguishment of this note is the result of a Troubled Debt Restructuring.

Other Debt:

In January 2021, the Company approved the issuance by one of its subsidiaries, Solis, of a series of 3-year senior secured green bonds in the maximum amount of $242.0 million (€200.0 million) with a stated coupon rate of 6.5% + EURIBOR and quarterly interest payments. The bond agreement is for repaying existing facilities of approximately $40.0 million (€33 million), and funding acquisitions of approximately $87.2 million (€72.0 million). The bonds are secured by the Solis Bond Company’s underlying assets. The Company raised approximately $125.0 million (€110.0 million) in the initial funding. In November 2021, Solis Bond Company DAC, completed an additional issue of $24.0 million (€20.0 million). The additional issue was completed at an issue price of 102% of par value, corresponding to a yield of 5.5%. The Company raised $11.1 million (€10.0 million) in March 2022 at 97% for an effective yield of 9.5%. In connection with the bond agreement the Company incurred approximately $11.8 million in debt issuance costs. The Company recorded these as a discount on the debt and they are being amortized as interest expense over the contractual period of the bond agreement. As of December 31, 2022 and 2021, there was $149.5 million and $147.2 million outstanding on the Bond, respectively. As of December 31, 2023 and 2022 there was $166.1 million and $149.4 million outstanding on the Bond, respectively.

As of December 31, 2022, the Company’s wholly owned subsidiary, Solis Bond Company DAC, was in breach of the three financial covenants under Solis’ Bond terms: (i) the minimum Liquidity Covenant that requires the higher of €5.5 million or 5% of the outstanding Nominal Amount, (ii) the minimum Equity Ratio covenant of 25%, and (iii) the Leverage Ratio of NIBD/EBITDA to not be higher than 6.5 times for the year ended December 2021, 6.0 times for the year ended December 31, 2022 and 5.5 times for the period ending on the maturity date of the Bond, January 6, 2024. The Solis Bond carries a 3 months EURIBOR plus 6.5% per annum interest rate, and has quarterly interest payments, with a bullet payment to be paid on January 6, 2024. The Solis Bond is senior secured through a first priority pledge on the shares of Solis and its subsidiaries, a parent guarantee from Alternus Energy Group Plc, and a first priority assignment over any intercompany loans.

In April 2023 the bond holders approved a temporary waiver and an amendment to the bond terms to allow for a change of control in Solis (which allows for the transfer of Solis and its subsidiaries underneath Clean Earth Acquisitions Corp. on Closing). In addition, bondholders received a preference share in an Alternus Midco, which will hold certain development projects in Spain and Italy. The shares will have preference on any distribution from Midco to Alternus up to €10.0 million, and Midco will divest assets to ensure repayment of the €10.0 million should the bonds not have been fully repaid at maturity (January 6, 2024). Finally, bondholders will receive a 1% amendment fee, which equates to €1.4 million.

On June 5, 2023, the bondholders approved an extension to the waiver to September 30, 2023 and the bond trustee was granted certain additional information rights and the right to appoint half of the members of the board of directors of Solis, in addition to the members of the board appointed by Alternus. Under the waiver agreement, as extended, Solis must fully repay the Solid Bond by September 30, 2023. If Solis is unable to fully repay the Solis Bond by September 30, 2023, Solis’ bondholders have the right to immediately transfer ownership of Solis and all of its subsidiaries to the bondholders and proceed to sell Solis’ assets to recoup the full amount owed to the bondholders, which as of September 30, 2023 is currently €150,000,000 (approximately $159,000,000). If the ownership of Solis and all of its subsidiaries were to be transferred to the Solis bondholders, the majority of Alternus’ operating assets and related revenues and EBIDTA would be eliminated.

On October 16 2023, bondholders approved to further extend the temporary waiver to December 16, 2023. As such, the Solis bond debt is currently recorded as short-term debt. In consideration for the extension the Company agreed to repay the bonds at 107.5 of par value. This incremental par value amount of $11.1 million is recognized as the “Solis bond waiver fee” on the Company’s Statement of Operations and Comprehensive Loss and is an increase to the Green Bonds in Current Liabilities in the Company’s Consolidated Balance Sheet. This was a non-cash transaction that resulted in an increase to the Company’s debt balance, and is treated as reconciling item to Net Loss on the Company’s Consolidated Statement of Cash Flows.

On December 18, 2023, a representative group of the bondholders approved an extension of the temporary waivers and the maturity date of the Solis Bonds until January 31, 2024, with the right to further extend to February 29, 2024 at the Solis Bond trustee’s discretion, which was subsequently approved by a majority of the bondholders on January 3, 2024. As such, the Solis bond debt is currently recorded as short-term debt.

On December 28, 2023, Solis sold 100% of the share capital in its Italian subsidiaries for approximately €15.8 million (approximately $17.3 million).

Subsequently, on January 18, 2024, Solis sold 100% of the share capital in its Polish subsidiaries for approximately €54.4 million (approximately $59.1 million), and on February 21, 2024, Solis sold 100% of the share capital of its Netherlands subsidiary for approximately €6.5 million (approximately $7 million). The proceeds from the sale of these parks were used to pay the €59,100,000 million (approximately $68.5 million) of amounts outstanding under the bonds (See Footnote 26).

Management determined the amendments for the Bond represented a troubled debt restructuring under ASC 470-60. The result of the amendments noted above was an $11.1 million expense recorded as Solis Bond Waiver Fee on the Consolidated Statement of Operations and Comprehensive Income/(Loss).

On December 21, 2022, Alternus Clean Energy’s wholly owned Irish subsidiaries, AEG JD 01 LTD and AEG MH 03 LTD entered in a financing facility with Deutsche Bank AG (“Lender”). This is a committed revolving debt financing of €80,000,000 to finance eligible project costs for the acquisition, construction, and operation of installation/ready to build solar PV plants across Europe, including the capacity for the financing to be upsized via a €420,000,000 uncommitted accordion facility to finance a pipeline of further projects across Europe with a total combined capacity of 600 MWp (the “Warehouse Facility”). The Warehouse Facility, which matures on the third anniversary of the closing date of the Credit Agreement (the “Maturity Date”), bears interest at Euribor plus an aggregate margin at a market rate for such facilities, which steps down by 0.5% once the underlying non-Euro costs financed reduces below 33.33% of the overall costs financed. The Warehouse Facility is not currently drawn upon, but a total of approximately €1,800,000 in arrangement and commitment fees is currently owed to the Lender. Once drawn, the Warehouse Facility capitalizes interest payments until projects reach their commercial operations dates through to the Maturity Date; it also provides for mandatory prepayments in certain situations.